UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: September 5, 2001

THE DIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	51-0374887 (I.R.S. Employer Identification No.)

15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	85260-1619 (Zip Code)

Registrant’s Telephone Number, Including Area Code (480) 754-3425

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

Exhibit No.	Description

99	Investor Presentation dated September 5, 2001

ITEM 9. REGULATION FD DISCLOSURE

As previously announced, Dial will make a presentation to investors on September 5, 2001. A copy of the presentation is being furnished as an exhibit to this Form 8-K. We do not intend to update this information unless we believe it is necessary or appropriate to do so in accordance with the SEC's Regulation FD.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
September 5, 2001

/s/ Conrad A. Conrad
Executive Vice President and Chief Financial Officer